Exhibit 14.1

PricewaterhouseCoopers LLP Southwark Towers 32 London Bridge Street London SE1 9SY Telephone +44 (0) 20 7583 5000 Facsimile +44 (0) 20 7822 4652

May 6, 2005

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in these Registration Statements on Form F-3 (File No. 333-85646, 333-12384 and 333-8054), of our report dated March 10, 2005 relating to the financial statements of Barclays PLC and Barclays Bank PLC, which appears in the 2004 Annual Report to Shareholders of Barclays PLC, which is incorporated by reference in the combined Annual Report on Form 20-F for Barclays PLC and Barclays Bank PLC for the year ended December 31, 2004. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

Yours sincerely

PricewaterhouseCoopers LLP
London, England
May 6, 2005

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.

PricewaterhouseCoopers LLP Southwark Towers 32 London Bridge Street London SE1 9SY Telephone +44 (0) 20 7583 5000 Facsimile +44 (0) 20 7822 4652

May 6, 2005

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in these Registration Statements on Form S-8 (File No. 333-112796, 333-112797 and 333-12818), of our report dated March 10, 2005 relating to the financial statements of Barclays PLC and Barclays Bank PLC, which appears in the 2004 Annual Report to Shareholders of Barclays PLC, which is incorporated by reference in the combined Annual Report on Form 20-F for Barclays PLC and Barclays Bank PLC for the year ended December 31, 2004.

Yours sincerely

PricewaterhouseCoopers LLP
London, England
May 6, 2005

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Services Authority for designated investment business.